SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 6, 2002
Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation

5005 E. McDowell Road

Phoenix, Arizona		85008

(Address of principal executive offices)		(Zip Code)

602-244-6321

(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 23
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

Item 5. Other Events and Required FD Disclosure.

In connection with the concurrent filing with the SEC of Amendment No. 1 to our exchange offer registration statement on Form S-4 for the registration of $300 million aggregate principal amount of 12% Senior Secured Notes due 2008, issued by ON Semiconductor Corporation (“ON Semiconductor”) and Semiconductor Components Industries, LLC (“SCI, LLC”), we provide the below.

ON Semiconductor is filing audited consolidated financial statements of each SCI, LLC (a wholly-owned subsidiary of ON Semiconductor), ON Semiconductor Trading Ltd. (an indirect wholly-owned subsidiary of ON Semiconductor) (“ON Trading”), and SCG Malaysia Holdings Sdn. Bhd. (an indirect wholly-owned subsidiary of ON Semiconductor) (“Malaysia Holdings”), pursuant to Rule 3-16 of Regulation S-X, which requires separate company financial statements for affiliates whose securities collateralize registered securities if certain significance tests are met. The stock or other equity interests of SCI, LLC, ON Trading and Malaysia Holdings collateralize the above-mentioned notes to be issued by ON Semiconductor and SCI, LLC. In addition, ON Semiconductor is filing unaudited consolidated financial statements for each SCI, LLC, ON Trading and Malaysia Holdings for the nine months ended September 27, 2002 and September 28, 2001, pursuant to Rule 3-12 of Regulation S-X. The audited and unaudited consolidated financial statements of SCI, LLC, ON Trading and Malaysia Holdings, and related Report of Independent Accountants are attached to this Current Report on Form 8-K as Exhibits 99.1, 99.2 and 99.3, respectively.

Item 7. Financial Statements, Pro Forma
             Financial Information and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit No.	Description

23	Consent of PricewaterhouseCoopers LLP, independent accountants

99.1	Semiconductor Components Industries, LLC audited consolidated financial statements for the fiscal year ended as of December 31, 2000 and 2001 and for the period from August 4, 1999 through December 31, 1999 and the years ended December 31, 2000 and 2001, along with unaudited consolidated financials statements for the nine months ended September 27, 2002 and September 28, 2001

99.2	ON Semiconductor Trading Ltd. audited consolidated financial statements for the fiscal year ended as of December 31, 2000 and 2001 and for the period from October 27, 2000 (inception) through December 31, 2000 and for the year ended December 31, 2001, along with unaudited consolidated financials statements for the nine months ended September 27, 2002 and September 28, 2001

99.3	SCG Malaysia Holdings Sdn. Bhd. audited consolidated financial statements for the fiscal year ended as of December 31, 2000 and 2001 and for the period from August 4, 1999 through December 31, 1999 and the years ended December 31, 2000 and 2001, along with unaudited consolidated financials statements for the nine months ended September 27, 2002 and September 28, 2001

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: December 6, 2002

	By:	/S/ JOHN T. KURTZWEIL

John T. Kurtzweil Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of PricewaterhouseCoopers LLP, independent accountants

99.1	Semiconductor Components Industries, LLC audited consolidated financial statements for the fiscal year ended as of December 31, 2000 and 2001 and for the period from August 4, 1999 through December 31, 1999 and the years ended December 31, 2000 and 2001, along with unaudited consolidated financials statements for the nine months ended September 27, 2002 and September 28, 2001

99.2	ON Semiconductor Trading Ltd. audited consolidated financial statements for the fiscal year ended as of December 31, 2000 and 2001 and for the period from October 27, 2000 (inception) through December 31, 2000 and for the year ended December 31, 2001, along with unaudited consolidated financials statements for the nine months ended September 27, 2002 and September 28, 2001

99.3	SCG Malaysia Holdings Sdn. Bhd. audited consolidated financial statements for the fiscal year ended as of December 31, 2000 and 2001 and for the period from August 4, 1999 through December 31, 1999 and the years ended December 31, 2000 and 2001, along with unaudited consolidated financials statements for the nine months ended September 27, 2002 and September 28, 2001

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